June 2016 Investor Meetings Exhibit 99.1

Safe Harbor Statement

Any
statements
set
forth
herein
that
are
not
historical
facts
are
forward-looking
statements
that
involve
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements.
Such
forward-looking
statements
include,
but
are
not
limited
to,
statements
regarding
update
to
Diodes
Incorporated’s
second
quarter
2016
business
outlook
as
of
February
16,
2016,
which
includes
the
following:
expect
revenue
to
range
between
$230
million
and
$240
million,
or
up
3.3
to
7.7
percent
sequentially;
expect
GAAP
and
non-GAAP
gross
margin
to
be
31.5
percent,
plus
or
minus
2
percent;
non-GAAP
operating
expenses
are
expected
to
be
approximately
25
percent
of
revenue,
plus
or
minus
1
percent;
expect
interest
expense
to
be
approximately
2.5
million;
expect
income
tax
rate
to
be
28
percent,
plus
or
minus
3
percent,
and
shares
used
to
calculate
diluted
EPS
for
the
second
quarter
are
anticipated
to
be
approximately
49.5
million;
purchase
accounting
adjustments
related
to
Pericom
and
previous
acquisitions
of
$4.4
million
after
tax
are
not
included
in
these
non-GAAP
estimates;
and
other
statements
identified
by
words
such
as
“estimates,”
“expects,”
“projects,”
“plans,”
“will”
and
similar
expressions.
Potential
risks
and
uncertainties
include,
but
are
not
limited
to,
such
factors
as:
the
risk
that
such
expectations
may
not
be
met:
the
risk
that
the
expected
benefits
of
acquisitions
may
not
be
realized;
Diodes’
business
and
growth
strategy;
the
introduction
and
market
reception
to
new
product
announcements;
fluctuations
in
product
demand
and
supply;
prospects
for
the
global
economy;
continued
introduction
of
new
products;
Diodes’
ability
to
maintain
customer
and
vendor
relationships;
technological
advancements;
impact
of
competitive
products
and
pricing;
growth
in
targeted
markets;
successful
integration
of
acquired
companies
and/or
assets;
Diodes’
ability
to
successfully
make
additional
acquisitions;
risks
of
domestic
and
foreign
operations,
including
excessive
operation
costs,
labor
shortages,
higher
tax
rates
and
joint
venture
prospects;
unfavorable
currency
exchange
rates;
availability
of
tax
credits;
Diodes’
ability
to
maintain
its
current
growth
strategy
or
continue
to
maintain
its
current
performance
and
loadings
in
manufacturing
facilities;
our
future
guidance
may
be
incorrect;
the
global
economic
weakness
may
be
more
severe
or
last
longer
than
Diodes
currently
anticipate;
breaches
of
our
information
technology
systems;
and
other
information,
including
the
“Risk
Factors,”
detailed
from
time
to
time
in
filings
with
the
United
States
Securities
and
Exchange
Commission.
This
presentation
also
contains
non-GAAP
measures.
See
the
Company’s
press
release
on
May
5,
2016
titled,
“Diodes
Incorporated
Reports
First
Quarter
2016
Financial
Results”
for
detailed
information
related
to
the
Company’s
non-GAAP
measures
and
a
reconciliation
of
GAAP
net
income
to
non-
GAAP
net
income.

Management Representative

Dr. Keh-Shew Lu
President and CEO
Diodes Incorporated
Since 2005
Texas Instruments          27 years
Experience:
Senior Vice President of TI Worldwide Analog and Logic
President
of
Texas
Instruments
–
Asia
Education:
Master's Degree and Doctorate in Electrical Engineering
Texas Tech University
Bachelor's Degree in Engineering
National
Cheng
Kung
University
-
Taiwan

Company Representative

Laura Mehrl
Director of Investor Relations
Since May 2010
Experience:
Director of Investor Relations, Diodes Incorporated, Plano, Texas
Senior Business Development Manager, STMicroelectronics, Carrollton, Texas
Sales Director for Analog Devices Inc., Shanghai, China
Product Marketing Manager at Texas Instruments (TI), Dallas, Texas
Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon
Wafer fab design engineer and product engineer at TI, Lubbock, Texas
Education:
MBA with concentration in International Marketing, Texas Tech University
BS in Electrical and Computer Engineering, University of Iowa

A leading global manufacturer and
supplier
of
high-quality
application
specific,
standard
products
within
the
broad
discrete,
logic
and
analog
markets, serving the consumer,
computing, communications,
Industrial and automotive
segments.
About Diodes Incorporated

Business Objective
To consistently achieve
above-market profitable growth,
utilizing our innovative and
cost-effective packaging and
silicon
technology, suited for high volume,
high growth
markets by leveraging
process expertise and design excellence
to deliver high quality semiconductor products.

2015 Total Semiconductor Market ($335 bn)
Significant Market Opportunity

$140 bn
$33 bn
$77 bn
$45 bn
$21 bn
Diodes’ SAM:
$10 -
$12 bn
Diodes’ SAM:
$14 -
$16 bn
$19 bn
Diodes’ SAM:
$1 -
$3 bn
Opto
Discrete
Micro/Special
Std Logic
Analog
Memory

Packaging Capacity & Capability
Application Space
Power Density
Miniaturization
Customer Base
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

Diodes Growth Strategy

Many Paths for Growth:
Product Portfolio
Product arena
Product line expansion
Performance enhancement
Application Space
Targeted end equipment
Broad customer base
Increased product coverage
Packaging Breadth
Broad packaging portfolio
Increased power density
Small form factor

9
Pericom Fits Diodes’ M&A Strategy
SYNERGISTIC FACTORS
Synergistic with Diodes’ packaging capabilities and capacity
Accretive in 1 year
Enter new product area
Access to new markets / new customers
Gain access to process and/or packaging technology
Strengthen regional sales potential
2
1
1
1
2
1
Degree of
FIT
1=Very synergistic, 2=Synergistic, 3=Fairly Synergistic

DIODES INCORPORATED

PERICOM®

DIODES INCORPORATED

10
A Strong Global Partnership
2014 Revenue
$891M
2014 Gross Margin
31.1%
High volume Discrete,
Analog and Logic products
Cost efficient manufacturing
capabilities
Strong global presence
Broad product and customer
base
3 C's and industrial with
emerging focus on
Automotive
Broader Analog and added
mixed-signal product lines
Expanded platform content in
applications where Diodes is
already strong
Operating Synergies
Technology presence to
advance Diodes product
roadmap
Customer / application space
depth within target markets
SYNERGIES
+
=
A Winning Combination
2014 Revenue
$130M
2014 Gross Margin
42.3%
Switches, Signal Integrity,
Connectivity and Timing
products
Focus on emerging
connectivity platforms
Deep customer
relationships
Strong presence in
networking and data center
with growing automotive
position

Broad Consolidated Product Offering
IntelliFET and SBR are the registered trademark of Diodes Incorporated and its affiliates.

Standard Products
Diodes
Rectifiers
Standard Linear
Power Management ICs
Connectivity
Schottky
Diodes
Schottky
Rectifiers
Linear Voltage Regulators
DC-DC Switching Regulators
Switches
Zener
Diodes
Super Barrier Rectifiers
Standard Linear Regulators
Buck
Signal Switches
Switching Diodes
Standard Rectifiers
Quasi Low Dropout Regulators
Boost
Mux controllers
SBR
a
Diodes
Fast Recovery Rectifiers
Low Dropout Regulators
Buck/Boost/Inverter
Power Zener
Diodes
Bridge Rectifiers
Signal Integrity
Power Rectifier Diodes
Voltage References
AC/DC Solutions
Repeaters
Shunt References
Primary-Side Regulators
ReDrivers
Micropower References
PWM
BJT Switches
Connectivity
MOSFETs
Protection Devices
Current Monitors
Voltage
PCIe Bridges
Small Signal MOSFETs
TVS
Current Output
PCIe Packet Switches
Power MOSFETs
Low CJ TVS
Voltage Output
Power Switches
UARTs
Protected MOSFETs
Thyristor Surge Protection
Load Switches
High Voltage MOSFETS
Data Line Protection
Operational Amplifiers
HDMI Switches
Sensors
Complementary Pairs
Hall Switches
H-Bridges
Comparators
USB
Hall Latches
IntelliFET
a
USB Switches
Smart Fan Drivers
Timing Products
Charging control
Motor Controllers
Clocks
Temperature Sensors
Timer ICs
LED Drivers
Magnetic Sensors
Bipolar Transistors
Function Specific Arrays
Crystals
Charge Pump
Small Signal BJT
Relay Drivers
Oscillators
Boost
Digital
Broadcast
by
Satellite
Pre-biased BJT
Discrete Load Switches
Buck
Fixed Bias Generators
Medium Power BJT
Discrete Voltage Regulators
Standard Logic ICs
Linear LED Drivers
Switched Bias Generators
High Power BJT
MOSFET Gate-Drivers
Single Gate
LED backlighting
Multiplex Controllers
Darlington Transistors
Dual Gate
Integrated Switch Matrix
Gate-Drivers
Standard Logic
Power Supply
DBS Interface
Low Saturation BJT
Translaters
MOSFET Controllers
STB Power
H-Bridges
Analog Switches
Active OR-ing
Controllers
Registers
Chargers
Audio
Class D Amplifiers
Analog Input Amplifiers
Discrete
ASSP

Pericom
Total Timing Solutions

Comprehensive portfolio for complete clock
tree solutions
Highest frequency clock buffers
Low voltage, low power clock generators
Real time clock (RTC) generators
Programmable crystal oscillators
Ultra low jitter crystal oscillators
Temperature compensated crystal oscillators
Timing solutions for attractive markets
Cloud computing / server storage
Embedded automotive infotainment
Internet of Things (IoT)
Owned manufacturing for advantaged cost infrastructure
Integrated operations for crystal and crystal oscillator manufacturing
Automated and automotive-certified facility in Taiwan focuses on crystal oscillators
Fully automated facility in Jinan, China focuses on crystal manufacturing

DisplayPort
USB Type A
USB Type B
USB Micro B
Power
USB Type C
All-in-One
Connector
USB Type C Connector
Highly Attractive Market Opportunity
10Gbps reversible connector: single USB cable for data, audio, video and power
Driven by next generation mobility platforms: notebook, smart phone, tablet, portable consumer
Flexible “charge anywhere” approach to personal electronics
Will drive conversion in storage, server, and Ultra HD displays
Combined Diodes+Pericom
offers complete system solution
Extensive Pericom
offering for USB connectivity:
High performance cross bar signal switches
USB3 / DisplayPort1.2 ReDrivers
USB charging controllers
High bandwidth USB3.1 multiplex/demultiplex
Plug orientation detectors
Diodes USB portfolio focused on power management:
USB power switches
Transient voltage suppressors
ACDC primary side controllers
Power MOSFETs
Active rectifier

High Speed
Signal Path
Tx1, Rx1
TX2, Rx2
SBU1,SBU2
Type C/PD
Protocol Control
USB2.0
Signal Path
D+,D-
Power Solution
VBUS
CC1, CC2
Discrete
•TVS for
USB3.0/3.1
•High Voltage
Power Switch
•Load Switch
•MOSFET
Analog &
Power
•Type C
Charger CC
Detection
•PD Adaptor
Controller
•High Voltage
LDO
•High Voltage
USB Power
Switch
•DCDC
Converter
•ACDC Power
Solutions
High-Speed
Serial
Connectivit
y
•USB3.0/3.1
and DP/HDMI
MUX
•USB3
Crossbar
•USB3.0/3.1
Re-Driver
•Type C host
CC Detection
•Type C
Protocol
Controller
•USB2.0 Mux
•Audio Switch
USB Type C Power Delivery

Discrete
MOSFET
TVS, SBR
LDO
USB Switch
DCDC Converter
LED Driver
Audio, Sensor
Logic & Std Linear
Analog & Power
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
LDO
TVS
Lan Switch
CPU
PCH
DDR Regulator
DDR4 DIMM
Memory Bus
DCDC Controller
USB3.0
eDP1.3
USB3 Re-Driver
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI Re-Driver
TVS
LSPCon
DP0..3
Tx, Rx
LDO
SATA / PCIe Re-Driver
SATA / PCIe
USB3 Re-Driver
I2C
D+, D-
A/V Codec
MCU
UART
HDD / SSD
TVS
TVS
Sleep / Charge Detect
USB2 / 3 Switch
Analog Switch
USB 2.0 Switch
Crossbar Switch
D+, D-
USB3 / DP Switch
USB Power Switch
TVS
Docking Sub-system
D+, D-
AUXHPD+
AUXHPD-
TVS

DIODES INCORPORATED

Complete Platform Solutions: Notebooks Timing Signal Integrity Switching Connectivity High-Speed Serial Connectivity

SKY Rectifiers
MOSFETs
Bipolar LDO
DC-DC
(Asynchronous)
AC-DC
(Secondary side
controllers)
LED Drivers
(DC Input)
Performance Enhancement
Diodes’ product upgrade has expanded our SAM.
SBR
®
(Super Barrier
Rectifiers) (Vb
< 400v)
DIOFET
TM
(Low R
DS(on)
, Vb
< 100V)
CMOS LDO (Low power)
DC-DC
(Asynchronous, high current)
AC-DC
(Primary
side
controllers,
Secondary
side controllers)
LED Drivers
(AC Input)
DIODESTAR
TM
Rectifiers
(Vb
> 600v)
DIODESTAR
TM
MOSFETs
(Ultra low R
DS(on)
, Vb
> 600V)
Low Noise LDO
DC-DC
(Synchronous, with low & high current)
AC-DC
(Quick Charging Controller solutions)
LED Drivers
(Full-Voltage
Range,
Triac-Dimmable/Non-
Dimmable)

12:56
Tuesday
Weather
Helsinki
Finland
+19 °C
Search the Web

Efficiency, Functionality and Control for Smartphones

LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
LCD / OLED Display Bias
LCD Bias ICs
OLED Bias ICs
Schottky Diodes
LED Flash Module
Camera Flash Drivers
ZXMN series MOSFETs
Keypad Backlighting
LED Drivers
Boost Converters
Schottky Diodes
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation Bipolar Transistors
GPS Antenna Detection
Current Monitors
Battery Power Management
USB Power Switches
Current Monitors
Charger ICs
Low-Saturation Bipolar Transistors
ZXMP series MOSFETs
RF Power Amplifier
Low Dropout Regulators
Audio Amplifier
Class D Amplifier
System Interface
USB Power Switches
Zener and TVS Arrays

Strong Relationships Drive LCD/LED TV Product Roadmaps
LCD Display Buffer
40V High-gain BJT
System Power Conversion
Low Dropout Regulators
DC-DC Converters
Voltage References
Synchronous MOSFET Controllers
40V/100V SBR and Schottkys
Bridge Rectifier Diodes
LCD LED Backlighting
Current Monitors
400V High-gain NPN BJT
60V/100V High-gain NPN BJT
60V/100V N-channel MOSFETS
CCFL Backlighting
30V Low On-resistance MOSFETs
System Interface
USB Power Switches
Zener and TVS Arrays
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
20V/30V/40V SBR® and Schottkys
30V P-Channel MOSFETs
30V Low-saturation PNP BJT
Antenna Tuner
DC-DC Converters
40V Schottkys
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
SBR
Class D Amplifier

Product Breadth and Performance for Computing Platforms
LCD / LED Backlighting
LED Drivers
Boost Converters
Schottky Diodes
Battery Power Management
Current Monitors
Load Switches
Low-Saturation BJT
ZXMP series MOSFETs
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation BJT
Open / Close Detection
Hall Effect Sensors
Hall Effect Drivers
System Power Management
Buck DC-DC Converters
Low Dropout Regulators
Super Barrier Rectifiers
Schottky Diodes
P-Channel MOSFETs
Low-Saturation BJT
System Interface
USB Power Switches
Zener and TVS Arrays
Audio Amplifier
Buck DC-DC Converters
Schottky Diodes
Super Barrier Rectifiers
Class D Amplifier
Wireless Connectivity
DC-DC Converters
Low Dropout Regulators

Automotive
Networking
ESD Protection
TVS  Protection
Seat Control Module
Hall Sensor
SBR
IntelliFET
®
Voltage Reference
Body Control Module
Bipolar Transistors
Shunt Regulator
Voltage Reference
IntelliFET
MOSFETs
Hall Sensor
Braking Control Unit
Voltage Reference
IntelliFETs
MOSFETs
Hall Sensor
Powertrain
MOSFET
Hall Sensor
Super Barrier Rectifier
®
(SBR)
Daytime
Running Lights
LED Drivers
Schottky Diodes
MOSFETs
Bipolar Transistors
Interior Light
LED Drivers
Schottky Diodes
MOSFETs
Bipolar Transistors
SBR and IntelliFET are registered trademarks of Diodes Incorporated
Automotive Quality for Demanding Automotive Applications

Power and Signal Management for the Broad Industrial Market
Power Management
AC-DC Converters
DC-DC Converters
LDO Regulators
HV Regulators
Shunt Regulators
Gate Drivers
Synchronous Rectifiers
HV Rectifiers and Bridges
SBRs
HV Switches
Signal Conditioning
Op Amps
Comparators
Linear Hall
Voltage Reference
Logic
Current Monitors
ESD Protection
TVS Protection
Illumination
LED Drivers
Synchronous Rectifiers
HV Rectifiers and Bridges
SBRs
HV Switches
MOSFETs
System Protection
Hall Sensors
ESD Protection
TVS Protection
Motor Control
Hall Sensors
Motor Control/Drivers
MOSFETs
H-Bridges
SBR
Gate Drivers
Actuators/Drivers
Hall Sensors
Relay Drivers
IntelliFET
MOSFETs

Complete Charger and Power Adapter Solution and Trend
Primary
Rectifiers
Primary
Rectifiers
Bridges
Bridges
Diodes
Diodes
Switches
Switches
HV BJT
HV BJT
PSR
Controllers
PSR
Controllers
AP3775/6
AP3775/6
Secondary
Rectifiers
Secondary
Rectifiers
Schottky
Diodes
Schottky
Diodes
SBR
®
SBR
®
Sync.
Rectifiers
Sync.
Rectifiers
PSR
Accelerator
AP434X
PSR
Accelerator
AP434X
Standby Power
Standby Power
Cost
Cost
System Efficiency
System Efficiency
New Technology
New Technology
Market Trend

TSSOP-8/14/16L
SOT89
SC59
SOT353/363
SOT143/SC82
SOT543/553
/563/666
SOT223
~ 2015
SOT953/963
QSOP-16/20L
TSOT23-5/6
DFN0603
Power5060-8L
ITO220AC-S
DFN1114-3
DFN5060-4
Power3333-8L
DFN0808-4
DFN0806-3
PD-123/323
PowerDI3030
MSOP-8/10L
TO263-2/3/5L
TO220-3L
SOP-8/14/16L-EP
MSOP-8/EP
TO252-2/3/4/5L
SOD523
SOD323/-F
SOIC-14/16L
TO220-5L
ITO220S
TO262AA
QFN5050-32
SOP-8L
QFN4040-20
PowerDi-5
SOT523
SOT25/26
PDI3333-8
(Stack die + Clip)
DFN0604-3
2016 ~
TO252-4L(Auto)
(Stack die+Al wire)
SOD123
DFN0806-6
Packaging Focus: Miniaturization and Power Efficiency

PM-III
SOD923
D2PAK-7L
DFN1212-4
(Flip Chip QFN)
DFN1616-2
DFN1310H3-6
QFN3055-28
PD3020B-8
(Pre-mold)
DFN2020F-8
PowerDI-5SP

0.62mm
0.32mm
0.3mm
DFN0603
0.6mm
0.3mm
0.275mm
DDFN0603
0.4mm
0.2mm
0.175mm
DDFN0402

DIODES

DIODES INCORPORATED

Packaging Focus: Miniaturization and Power Efficiency
Power Efficiency
Miniaturization
DDFN0402 Possibly
the smallest Discrete
semiconductor package.
Compared to a TO252, the
PowerDI
®
5
package delivers
twice the power density from
a 55% smaller footprint.
PowerDI
®
5
TO252

Shanghai-based packaging with capacity
approximately 30 billion units
The new packaging facility in Chengdu has
a potential capacity of 5X that of Shanghai
Additional packaging facilities in Neuhaus,
Germany and in Chengdu, China
Two discrete fabs, two analog fabs
in Kansas City, Missouri (5” and 6”),
Oldham, United Kingdom (6”),
and Shanghai  (6”) respectively
Bipolar, BiCMOS, CMOS & BCD process
Strong engineering capabilities
CapEx Model = 5% -
9% of Revenue
Packaging
Wafer Fabs
Economies of Scale: Loading Percentage in Shanghai
Efficient Manufacturing + Superior Processes
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
78.8%
91.0%
80.7%
83.5%
91.4%
81.4%

OSRAM Hisense tyco Quanta SHINKO BOSE amazon.com DELPHI SEAGATE

HUAWEI SAGEM SUNPOWER ECHOSTAR intel hp LEAR CORPORATION QUALCOMM LITEON wistron

MAGNA SHARP EMC JABIL TESLA SAMSUNG SIEMENS KONKA 康佳 Schneider Electric DELTA

FOXCONN Google LG Electronics DELL NVIDIA PHILIPS HELLA GoPro TCL ZTE

Panasonic Roche BOSCH CMO Haier CELESTICA Cisco Systems AmTRAN EMERSON Micron LEXMARK

Continental BROADCOM AUO P&G HARMAN Honeywell htc flex Inventec lenovo

COMPAL ELECTRONICS, INC. GE muRata Innovator in Electronics Autoliv technicolor Xiaomi Skyworth ARRIS CREE SANMINA

DIODES INCORPORATED

Collaborative Customer Relationships Page 26

Annual Revenue Growth Rates
Outperforming the Industry

Industry
(Discrete + Analog + Logic)
2005 to 2015 Growth
Diodes Inc.:          14.7%
15.6%
59.9%
16.9%
8.0%
4.0%
41.1%
3.6%
-0.20%
30.5%
7.7%
-3.5%
-3.3%
13.5%
-0.5%
-1.3%
-12.2%
34.4%
-6.2%
-7.1%
6.8%
11.4%
-4.9%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
SAM Industry:
3.1%

Revenue Growth
( In millions )
+41%
+3.6%
-0.2%
+7.7%
( Acquisition Years )
*
*
*
*
*
+30.5%
-4.7%

215
343
401
433
434
613
635
634
826.8
890.7
848.9
0
100
200
300
400
500
600
700
800
900
1000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Revenue Profile –
1Q2016
By Channel
By Region
By End Market

Asia Pacific
Europe
North America
Distribution
OEM / EMS
Industrial
Consumer
Communications
Automotive
Computing
9%
80%
11%
68%
32%
19%
21%
24%
30%
6%

First Quarter 2016 Financial Performance

In millions, except per share
1Q15
4Q15
1Q16
Revenue
$206.2
$214.4
$222.7
Revenue Growth
8.0%
3.9%
Gross Profit (GAAP)
$63.9
$53.6
$64.2
Gross Profit Margin % (GAAP)
31.0%
25.0%
28.8%
Net Income (GAAP)
$11.1
-$4.8
-$1.7
Net Income (non-GAAP)
$12.7
$6.7
$5.9
EPS (non-GAAP)
$0.26
$0.14
$0.12
Cash Flow from Operations
$38.6
$19.7
$25.5
EBITDA (non-GAAP)
$35.3
$16.6
$24.9

Balance Sheet

Dec 31, 2015
Cash
$243
$218
$237
Short-term Investments
$12
$65
$43
Inventory
$182
$203
$205
Current Assets
$676
$751
$745
Total Assets
$1179
$1599
$1580
Long-term Debt
$141
$454
$440
Total Liabilities
$369
$756
$734
Total Equity
$810
$843
$846
Mar 31, 2016
In millions
Dec 31, 2014

Expect revenue to range between $230 million and $240 million, or up 3.3 to 7.7 percent sequentially;
Expect GAAP and non-GAAP gross margin to be 31.5 percent, plus or minus 2 percent;
Non-GAAP operating expenses are expected to be approximately 25 percent of revenue, plus or minus 1 percent;
Expect interest expense to be approximately 2.5 million;
Expect income tax rate to be 28 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 49.5 million;
Purchase accounting adjustments related to Pericom and previous acquisitions of $4.4 million after tax are not included in these non-GAAP estimates.
2Q 2016 Business Outlook

2
1
5
3
Kansas City, MO
Wafer Fab
Shanghai, China
Packaging
Neuhaus, Germany
Packaging
Oldham, UK
Wafer Fab
4
Chengdu, China
Packaging
1
Shanghai, China
Wafer Fab
Global Manufacturing Infrastructure
1
1
6
Jinan, China
Crystal Fab, Packaging
2
Jhongli, Taiwan
Oscillator Module Packaging

Manufacturing Cost Leadership
High-volume End-market Focus
Strong Customer Relationships
Aggressive New Product Introduction
Strategic Acquisitions
Innovative Process and Packaging Technology
Product Portfolio Expansion
Diodes Revenue Growth

Diodes Strategy: Profitable Growth Page 34

DIODES®
INCORPORATED

SmartMoney
WALL STREET JOURNAL
20TH ANNIVERSARY ISSUE

Thank you
Company Contact:
Diodes Incorporated
Laura Mehrl
Director of Investor Relations
P: 972-987-3959
E: laura_mehrl@diodes.com
Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@diodes.com
www.diodes.com
Diodes was named one
of the 10 Best Stocks
of the Past 20 Years
March 2012